UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2016

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855

Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant's Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2016, PBF Energy Inc. (the "Company") announced that Thomas D. O'Malley will retire as Executive Chairman of the Company effective as of June 30, 2016 (the "Effective Date").  Thomas J. Nimbley, currently the Chief Executive Officer and a director of the Company, was elected by the Company's Board of Directors as Chairman of the Board effective upon Mr. O'Malley's retirement.  Mr. O'Malley has also retired as a director and Chairman of the Board of the Company's subsidiary, PBF Logistics GP LLC, the general partner of PBF Logistics LP, effective as of the Effective Date.
On May 25, 2016, in connection with Mr. O'Malley's retirement, with the approval of the Company's Board of Directors, the provisions under the Third Amended and Restated Employment Agreement (the "Employment Agreement") between Mr. O'Malley and, the Company's subsidiary, PBF Investments LLC, requiring Mr. O'Malley to provide six (6) months prior written notice of his retirement were waived.  Except as described above, the terms of the Employment Agreement are unchanged, and upon execution and non-revocation of the form of release provided by the Employment Agreement, he will receive the payments and benefits afforded to him under the agreement.  The Board of Directors also approved the vesting as of the Effective Date of all of the unvested shares of restricted stock held by Mr. O'Malley.  On May 25, 2016, in connection with his retirement, the Compensation Committee of the Board of Directors approved the acceleration of the vesting of all of Mr. O'Malley's unvested stock options as of the Effective Date and further provided that he may exercise the vested portion of his options (including such portion vested by reason of acceleration in connection with his retirement) for a period ending on the date that is 24 months from the Effective Date.
In addition, PBF Investments LLC and Mr. O'Malley have entered into a consulting agreement, effective upon the Effective Date, in accordance with the terms contemplated by the Employment Agreement.  The foregoing description of the consulting agreement is qualified by reference to the consulting agreement attached as Exhibit 10.1 hereto and incorporated by reference herein as if set forth herein.

Item 7.01.  Regulation FD Disclosure.

On May 27, 2016, the Company issued a press release announcing Mr. O'Malley's retirement. The press release related to this announcement is attached hereto as Exhibit 99.1.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1            Consulting Agreement between PBF Investments LLC and Thomas D. O'Malley effective July 1, 2016

99.1            Press release dated May 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2016

PBF Energy Inc.
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

PBF Holding Company LLC
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Consulting Agreement beteen PBF Investments LLC and Thomas D. O'Malley effective July 1, 2016
99.1	Press release dated May 27, 2016